UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 1 )
Filed by Registrant ☑
Filed by Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NBT Bancorp Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

Explanatory Note

The proxy statement previously filed contained an error on the proxy card.  Proposal 2 on the proxy card has been updated to reflect the correct number of director nominees.

NBT BANCORP 52 SOUTH BROAD STREET NORWICH, NY 13815
THE DEADLINE FOR TELEPHONE AND INTERNET VOTING IS 11:59 P.M. ON MAY 5, 2008.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by NBT Bancorp Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NBT Bancorp Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NBTBC1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NBT BANCORP INC.

Vote On Directors		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
2.	To elect the two director nominees listed below (Proposal 2):	☐	☐	☐
Nominees:
01) Richard Chojnowski
02) Joseph A. Santangelo

Vote On Proposals
					For	Against	Abstain
1	To fix the number of directors at eleven (Proposal 1).				☐	☐	☐

3	To ratify the appointment of KPMG LLP as its independent registered public accounting firm for the year ending December 31, 2008 (Proposal 3).				☐	☐	☐

4	To approve and adopt the NBT Bancorp Inc. 2008 Omnibus Incentive Plan (Proposal 4).				☐	☐	☐

5	The proxies are authorized to vote in accordance with the majority vote of our Board, upon such other business that may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign below exactly as name(s) appear(s) on the right. When signing as attorney, executor, administrator, trustee, guardian, or in any other fiduciary capacity, give full title. If more than one person acts as trustee, all should sign. All joint owners must sign.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.nbtbancorp.com/bncp/proxy.html

NBT BANCORP INC.

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints J. Carl Barbic and John Daly and either of them, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Stockholders of NBT Bancorp Inc. to be held at the Binghamton Holiday Inn Arena at 2-8 Hawley Street, Binghamton, NY 13901 on May 6, 2008 at 10:00 a.m. local time, or at any adjournment or postponement of the meeting, with all power which the undersigned would possess if personally present, and to vote all shares of NBT's common stock which the undersigned may be entitled to vote at the meeting upon the following proposals described in the accompanying proxy statement, in accordance with the following instructions and, in accordance with the majority vote of our Board, upon any other matters that may properly come before the meeting. This proxy, when properly executed, will be voted as directed by the undersigned. If no direction is indicated, a properly executed proxy will be voted FOR the proposals listed on the reverse side. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

Address Change/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)